MALT0413I	30 year	5.9's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/16/2004 17:45			UBS Investment Bank

Bond:	9A1
Balance:	57,904,000
Coupon:	5.5
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	5.87
WAM:	356.92
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200	300

90: 0	6.567	7.714	9.298	10.932	12.537	15.864

AVG LIFE	17.802	6.532	3.285	2.179	1.646	1.095
DURATION	9.785	4.512	2.61	1.817	1.397	0.941
FIRST PAY	1/05	1/05	1/05	1/05	1/05	1/05
LAST PAY	5/33	6/24	6/14	5/10	11/08	6/07

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413I	30 year	5.9's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/16/2004 17:45			UBS Investment Bank

Bond:	9A2
Balance:	5,991,999.99
Coupon:	5.5
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	5.87
WAM:	356.92
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200	300

90: 0	6.298	6.369	6.664	7.508	8.259	9.685

AVG LIFE	29.103	23.74	14.089	6.424	4.385	2.75
DURATION	13.401	12.268	9.023	5.145	3.714	2.424
FIRST PAY	5/33	6/24	6/14	5/10	11/08	6/07
LAST PAY	12/34	12/34	12/34	5/13	11/09	1/08

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413I	30 year	5.9's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/16/2004 17:45			UBS Investment Bank

Bond:	9A3
Balance:	7,645,000
Coupon:	5.5
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	5.87
WAM:	356.92
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200	300

90: 0	6.468	6.695	6.864	6.999	7.484	8.679

AVG LIFE	20.29	14.169	11.327	9.724	6.605	3.735
DURATION	10.898	8.736	7.626	6.924	5.198	3.21
FIRST PAY	1/10	1/10	1/10	1/10	11/09	1/08
LAST PAY	12/34	12/34	12/34	12/34	10/34	8/09

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413I	30 year	5.9’s	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/16/2004 17:45			UBS Investment Bank

Bond:	9B1
Balance:	2,072,251
Coupon:	5.5
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	5.87
WAM:	356.92
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200	300

90: 0	6.527	6.763	6.937	7.067	7.168	7.676

AVG LIFE	19.015	13.336	10.7	9.296	8.442	5.913
DURATION	10.193	8.214	7.198	6.594	6.191	4.72
FIRST PAY	1/05	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	12/34	11/34	11/34	7/30

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413I	30 year	5.9's	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/16/2004 17:45			UBS Investment Bank

Bond:	9B2
Balance:	902,308
Coupon:	5.5
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	5.87
WAM:	356.92
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200	300

90: 0	6.527	6.763	6.937	7.067	7.168	7.676

AVG LIFE	19.015	13.336	10.7	9.296	8.442	5.913
DURATION	10.193	8.214	7.198	6.594	6.191	4.72
FIRST PAY	1/05	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	12/34	11/34	10/34	9/29

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413I	30 year	5.9’s	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/16/2004 17:45			UBS Investment Bank

Bond:	9B3
Balance:	481,742
Coupon:	5.5
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	5.87
WAM:	356.92
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200	300

90: 0	6.527	6.763	6.937	7.067	7.168	7.676

AVG LIFE	19.015	13.336	10.7	9.296	8.442	5.913
DURATION	10.193	8.214	7.198	6.594	6.191	4.72
FIRST PAY	1/05	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	12/34	11/34	9/34	12/28

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413I	30 year	5.9’s	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/16/2004 17:45			UBS Investment Bank

Bond:	9B4
Balance:	397,627
Coupon:	5.5
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	5.87
WAM:	356.92
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200	300

90: 0	6.527	6.763	6.937	7.067	7.168	7.676

AVG LIFE	19.015	13.336	10.7	9.296	8.442	5.913
DURATION	10.193	8.214	7.198	6.594	6.191	4.72
FIRST PAY	1/05	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	11/34	11/34	9/34	10/28

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413I	30 year	5.9’s	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/16/2004 17:45			UBS Investment Bank

Bond:	9B5
Balance:	290,574
Coupon:	5.5
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	5.87
WAM:	356.92
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200	300

90: 0	6.527	6.763	6.937	7.067	7.168	7.676

AVG LIFE	19.015	13.336	10.7	9.296	8.442	5.913
DURATION	10.193	8.214	7.198	6.594	6.191	4.72
FIRST PAY	1/05	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	11/34	11/34	8/34	5/28

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413I	30 year	5.9’s	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/16/2004 17:45			UBS Investment Bank

Bond:	9B6
Balance:	198,814
Coupon:	5.5
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	5.87
WAM:	356.92
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200	300

90: 0	6.527	6.763	6.937	7.067	7.168	7.676

AVG LIFE	19.015	13.336	10.7	9.296	8.442	5.913
DURATION	10.193	8.214	7.198	6.594	6.191	4.72
FIRST PAY	1/05	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	11/34	11/34	7/34	12/27

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413I	30 year	5.9’s	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/16/2004 17:45			UBS Investment Bank

Bond:	9AX
Balance:	2,002,830.26
Coupon:	5.5
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	5.87
WAM:	356.92
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200	300

90: 0	1.427	-6.531	-14.841	-23.554	-32.738	-53.477

AVG LIFE	19.19	9.132	5.433	3.737	2.804	1.821
DURATION	10.455	10.743	11.056	11.398	11.768	11.615
FIRST PAY	1/05	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	11/34	11/34	4/34	4/26

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0413I	30 year	5.9’s	User ID:	parkjua	Deals Directory:	/home/parkjua/DEALS

Price Yield Table Report		Date:	12/16/2004 17:45			UBS Investment Bank

Bond:	9PO
Balance:	569,089.78
Coupon:	0
Delay:	24
Class Factor:	1
Accruing Since:	12/1/2004
Settlement Date:	12/30/2004
WHOLE	30 year
WAC:	5.87
WAM:	356.92
Pricing Speed:	100
PPC (duration at: 90- 0)

MONTHS	PPC	PPC	PPC	PPC	PPC	PPC
	0	50	100	150	200	300

90: 0	0.573	1.238	2.125	3.147	4.276	6.885

AVG LIFE	18.587	8.843	5.216	3.539	2.611	1.628
DURATION	18.164	8.192	4.716	3.17	2.327	1.44
FIRST PAY	1/05	1/05	1/05	1/05	1/05	1/05
LAST PAY	12/34	12/34	11/34	7/34	9/33	5/25

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.